Supplement Dated April 2, 2015
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VULONE

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

MFS® VIT Core Equity Series. The MFS® Variable Insurance TrustSM has informed us that the MFS® VIT Core Equity Series was reorganized into the MFS® VIT II Core Equity Portfolio (the “Fund”), a series of MFS Variable Insurance Trust II, as of the close of trading on March 27, 2015. At the time of the reorganization, Owners of units of the Fund subaccount automatically received a proportionate number of units of the MFS® VIT II Core Equity Portfolio subaccount based on the unit value of each fund at the time of the reorganization.

The Fund has an identical investment objective and identical investment strategies and policies as those of the Core Equity Series. The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).
For complete details relating to this change, please refer to the Fund’s prospectus.

Please retain this Supplement for future reference.